SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

I.              Effective immediately, the section in the prospectus of the Funds entitled “HOW TO CHOOSE AN EVERGREEN FUND” has been amended by replacing the third paragraph with the following language:

Institutional shares are offered at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fees. Institutional shares are only offered in the following manner:  (1) to investment advisory clients of EIMC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005.

March 18, 2005	573228 (3/05)